UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 26, 1996
                                                         ---------------




                              FINANCIAL TRUST CORP
             (Exact name of registrant as specified in its charter)


          Pennsylvania                    0-10756              23-2229155
  (State or other jurisdiction          (Commission         (I.R.S. Employer
       of incorporation)                File Number)     Identification Number)

     1415 Ritner Highway, Carlisle, Pennsylvania                 17013
       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (717) 243-8003
                                                          --------------


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    ITEM 1.      CHANGES IN CONTROL OF REGISTRANT
                          Not Applicable



    ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS
                          Not Applicable



    ITEM 3.      BANKRUPTCY OR RECEIVERSHIP
                          Not Applicable



    ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                          Not Applicable



    ITEM 5.      OTHER EVENTS
                          Financial Trust Corp (FITC) announced plans to repurchase up to 250,000 shares of the company's 8.54 million shares of outstanding common stock.



    ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS
                          Not Applicable



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    ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
                   (a)    Not Applicable

                   (b)    Not Applicable

                   (c)    Exhibits - Press release dated August 26, 1996



    ITEM 8.      CHANGE IN FISCAL YEAR
                          Not Applicable



                 Pursuant to the requirements of the Securities Exchange Act of
            1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Financial Trust Corp
                                                     (Registrant)





    August 28, 1996                   By   /s/ Bradley S. Everly
    ---------------                        -----------------------------------
          (Date)                                      (Signature)


                                                   Bradley S. Everly
                                               Senior Vice President and
                                                Chief Financial Officer




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